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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 11, 2004


                                    QLT Inc.
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             (Exact name of registrant as specified in its Charter)



British Columbia, Canada              000-17082                      N/A
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    (Jurisdiction of           (Commission File Number)        (IRS Employer
     Incorporation)                                         Identification No.)


                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            c) Exhibits

            Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit
Number      Description
-------     -----------

99.1        Press Release dated February 11, 2004 (2003 Financial Results)


ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On February 11, 2004, QLT Inc. (the "Company") announced via press release the Company's results for its year and fourth quarter ended December 31, 2003. The Company also announced 2004 sales and EPS guidance. A copy of the Company's press release announcing such results and guidance is attached hereto as Exhibit 99.1. The information in this Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorised.


                                           QLT Inc.
                                           -------------------------------------
                                           (Registrant)



Date  February 11, 2004                By: /s/  Paul J. Hastings
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                                           (Signature)
                                           President and Chief Executive Officer